UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 5, 2013

PolyMedix, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51895	27-0125925
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

170 N. Radnor-Chester Road; Suite 300 Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

(484) 598-2400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2013, the compensation committee of the board of directors of the Company (the “Compensation Committee”) approved an amendment (the “Amendment”) to the Company’s 2005 Omnibus Equity Compensation Plan, as amended and restated (the “Plan”) in order to increase the number of shares of common stock reserved for issuance under the Plan from 23,582,000 to 61,082,000.  On March 6, 2013, the board of directors of the Company ratified the Compensation Committee action.

Prior to approving the Amendment, the Compensation Committee considered, among other things, the Company’s plans to implement a reverse stock split of up to fifty-for-one, and plans for a public offering of common stock.  Assuming the reverse stock split is implemented at a fifty-for-one ratio and a successful offering of up to $25 million, the split-adjusted number of shares subject to the Amendment would be 750,000, or approximately 10 percent of the estimated post-split, post-offering outstanding shares.  Prior to the adoption of the Amendment, the number of shares of the Company’s common stock issuable upon exercise of outstanding options plus the number of shares reserved for future awards under the Company’s equity incentive plans represented approximately 24.9 percent of the Company’s outstanding shares.  Assuming a reverse stock split is implemented at a fifty-for-one ratio and a successful offering of up to $25 million, the Company estimates that the number of shares issuable upon exercise of the Company’s outstanding options plus the number of shares reserved for future awards under the Company’s equity incentive plans, after giving effect to the Amendment, will represent less than 18.0 percent of the Company’s outstanding shares of common stock.

The reverse stock split is being submitted to the stockholders of the Company at a special meeting to be held March 15, 2013.  In accordance with the terms of the Plan, in the event the reverse stock split is implemented, the number of shares subject to outstanding grants and to the number of shares available for issuance under the Plan, will be reduced and the exercise price of such grants will be increased proportionate to the implemented reverse stock split ratio.

Employees, directors, consultants and other service providers of the Company and its affiliates are eligible to participate in the Plan.  Awards are granted under the Plan in the discretion of the Compensation Committee. Accordingly, while it is anticipated that awards may be granted in connection with the successful completion of the offering, it is not possible to determine at this time the number, name or positions of persons who will benefit from the Amendment or the terms of any awards or other benefits.

A brief description of the material terms and conditions of the Plan (prior to the Amendment) is included in the Company’s definitive proxy statement for the 2009 Annual Meeting of Stockholders of PolyMedix, Inc., which was filed with the U.S. Securities and Exchange Commission on May 15, 2009, and the full text of the Plan (prior to the Amendment) is included as Appendix A to such definitive proxy statement.

The offering referenced above will be made under the Company’s shelf registration statement, which was previously filed with, and declared effective by, the Securities and Exchange Commission.  The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the final size or terms of the offering.  The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Aegis Capital Corp., Prospectus Department, 810 Seventh Avenue, 18th Floor, New York, NY, 10019, telephone: 212-813-1010 or email: prospectus@aegiscap.com.

The preliminary prospectus supplement, the accompanying prospectus and this report are not offers to sell any securities of the company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

About the Special Meeting

We have filed a definitive proxy statement for the special meeting referenced above with the U.S. Securities and Exchange Commission (SEC).  The proxy statement was first mailed or delivered to our stockholders on or about February 22, 2013.  STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION.  Stockholders may obtain a free copy of the proxy statement and other proxy materials (as available) and any other documents that we may file with the SEC in connection with our March 15, 2013 special meeting through the SEC’s web site at www.sec.gov, at http://www.polymedix.com/proxy.php, or by directing a request to our Corporate Secretary, PolyMedix, Inc., 170 North Radnor-Chester Rd., Suite 300, Radnor, Pennsylvania 19087.

Forward-Looking Statements

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that could cause PolyMedix’s actual results and experience to differ materially from anticipated results and expectations expressed in these forward looking statements. PolyMedix has in some cases identified forward-looking statements by using words such as “anticipates,” “believes,” “hopes,” “estimates,” “looks,” “expects,” “plans,” “intends,” “goal,” “potential,” “may,” “suggest,” and similar expressions. Among other factors that could cause actual results to differ materially from those expressed in forward-looking statements are PolyMedix’s need for, and the availability of, substantial capital to fund its operations, planned clinical trials and research and development, and the fact that PolyMedix’s compounds may not successfully complete pre-clinical or clinical testing, or be granted regulatory approval to be sold and marketed in the United States or elsewhere. A more complete description of these risk factors is included in PolyMedix’s filings with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements. PolyMedix undertakes no obligation to release publicly the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDIX, INC.

Date: March 7, 2013	By:	/s/ Edward F. Smith

Edward F. Smith President, Chief Executive Officer, Chief Financial Officer & Secretary